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                    SCHEDULE 14A INFORMATION

   Proxy Statement Pursuant to Section 14(a) of the Securities
            Exchange Act of 1934 (Amendment No.     )


Filed by the Registrant  [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for
                                             Use of the Commission
                                             Only (as permitted by
                                             Rule 14a-6(e)(2))

[_]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or
     Section 240.14a-12



                     THE WALT DISNEY COMPANY
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        (Name of Registrant as Specified In Its Charter)


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           (Name of Person(s) Filing Proxy Statement,
                  if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-
     6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2)  Aggregate number of securities to which transaction applies:

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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)  Proposed maximum aggregate value of transaction:

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     (5)  Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

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     (2)  Form, Schedule or Registration Statement No.:

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     (3)  Filing Party:

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     (4)  Date Filed:

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The following information may be used in discussions with
shareholders of the registrant in connection with management's current solicitation of proxies for the registrant's 2001 annual meeting of shareholders, scheduled for March 6, 2001. The information relates to the solicitation of proxies with respect to item 3 of the agenda for the meeting, relating to the amendment of the registrant's 1995 Stock Option Plan. The information is being filed pursuant to Rule 14a-6(c).


(1) The Walt Disney Company is currently seeking shareholder approval of an amendment to its 1995 Stock Incentive Plan to increase the number of shares that may be made subject to grants under the plan by 100,000,000 and to extend the term of the plan to March 6, 2011.

(2) The 1995 Plan currently permits the repricing or substitution of options that have been granted under the Plan. The Company has confirmed, however, that it does not intend to take any such action under the 1995 (or any of the Company's other existing stock option or incentive plans), without shareholder approval.

(3) The Company is also planning to amend each of its existing plans, including the 1995 Plan, to eliminate the provision authorizing repricing or substitition of options. We expect this amendment to be effective in early March.